                                                                   EXHIBIT 10(B)

            [JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY LETTERHEAD]

                                                     April 20, 1998

SECURITIES & EXCHANGE COMMISSION
450 FIFTH STREET, NW
WASHINGTON, DC 20549

   RE: John Hancock Variable Annuity Account V
       File Nos. 33-82646 and 811-5140

Dear Commissioners:

   This opinion is being furnished with respect to the filing of Post-Effective Amendment No. 5 under the Securities Act of 1933 and Post-Effective Amendment No. 18 under the Investment Company Act of 1940 of the Form N-4 Registration Statement of John Hancock Variable Annuity Account V as required by Rule 485 under the 1933 Act.

   I have acted as counsel to Registrant for the purpose of preparing this Post-Effective Amendment which is being filed pursuant to paragraph (b) of Rule 485 and hereby represent to the Commission that in my opinion this Post-Effective Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b).

   I hereby consent to the filing of this opinion with and as a part of this Post-Effective Amendment to Registrant's Registration Statement with the Commission.

                                                Very truly yours,

                                                /s/ SANDRA M. DADALT

                                                Sandra M. DaDalt
                                                Counsel